UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):July 10, 2011

ROADSHIPS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 North Tryon Street, City Center Suite 1600
Charlotte NC 28202
704-237-3194
www.roadships.us

Registrant’s telephone number, including area code: 704-237-3194

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ROADSHIPS HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits

Exhibit – 10.1 Voltaire Gomez Resignation Letter

Signatures

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 4, 2011, the board of directors of the Company accepted the resignation of Mr. Voltaire Gomez from all offices of the Company held by him, effective immediately.  The resignation of Mr. Gomez was not in connection with any known disagreement with us on any matter.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit – 10.1 Voltaire Gomez Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2011	Roadships Holdings, Inc.

By: /s/ Michael Nugent
Michael Nugent
Chief Executive Officer

Date: July 9, 2011	Roadships Holdings, Inc.

By: /s/ Robert Smith
Robert Smith
Corporate Secretary